SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

filed pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Page 1 of 4 Pages
Exhibit Index on Page 4

Item 5. Other Events
Item 7. Financial Statements and Exhibits
INDEX TO EXHIBITS
Underwriting Agreement
Officer's Certificate Relating to the 2009 Notes
Officer's Certificate Relating to the 2014 Notes
Specimen of the 2009 Note
Specimen of the 2014 Note

Item 5. Other Events.

               On February 5, 2004, UnitedHealth Group Incorporated (the “Company”) agreed to sell $250,000,000 principal amount of its 3.75% Notes due February 10, 2009 (the “2009 Notes”) and $250,000,000 principal amount of its 4.75% Notes due February 10, 2014 (the “2014 Notes” and, together with the 2009 Notes, the “Notes”), pursuant to an Underwriting Agreement and applicable Pricing Agreement each dated February 5, 2004, among the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC as Representatives of the several Underwriters listed on Schedule 1 of the Pricing Agreement referenced above. The Notes will be issued pursuant to that certain Senior Debt Securities Indenture dated as of November 15, 1998, as amended by an Amendment to Indenture dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (the “Indenture”), and a certain Officers’ Certificate and Company Order dated February 5, 2004, relating to the 2009 Notes, and a certain Officers’ Certificate and Company Order dated February 5, 2004, relating to the 2014 Notes, each pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-105875.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement and applicable Pricing Agreement each dated February 5, 2004, among the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order dated February 5, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture dated as of November 15, 1998, as amended by Amendment dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2009 Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated February 5, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture dated as of November 15, 1998, as amended by Amendment dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2014 Notes (excluding exhibits thereto).

4.3	Specimen of the 2009 Note.

4.4	Specimen of the 2014 Note.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben

David J. Lubben
General Counsel & Secretary

INDEX TO EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement and applicable Pricing Agreement each dated February 5, 2004, among the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order dated February 5, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture dated as of November 15, 1998, as amended by Amendment dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2009 Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated February 5, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture dated as of November 15, 1998, as amended by Amendment dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2014 Notes (excluding exhibits thereto).

4.3	Specimen of the 2009 Note.

4.4	Specimen of the 2014 Note.